                                              Securities Act File No. __________

           As filed with the Securities and Exchange Commission on March 4, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                          Pre-Effective Amendment No.  [ ]
                          Post-Effective Amendment No. [ ]

                      AEGON/Transamerica Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                      AEGON/Transamerica Series Fund, Inc.
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 3, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-507).

                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  800-851-9777

                                                            April __ 2004

Dear Policyowner:

AEGON/Transamerica Series Fund, Inc. ("ATSF") consists of several investment portfolios ("funds"). Shares of the funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company) ("TFLIC"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples"), Diversified Investment Advisors, Inc. ("DIA") and Transamerica Life Insurance and Annuity Company (Transamerica Life & Annuity) (collectively, the "Insurance Companies") are the only shareholders of the investment funds offered by ATSF. ATSF has agreed to solicit voting instructions from Policyowners invested in LKCM Strategic Total Return (the "Acquired Fund") in conjunction with a reorganization of that fund into Transamerica Value Balanced ("Acquiring Fund").

TOLIC, WRL, Peoples, DIA and TFLIC are the only Insurance Companies that offer Acquired Fund in their respective products. You have received this Proxy/Prospectus Statement because you have a variable life insurance policy or a variable annuity contract (either of which is referred to as a "Policy") of one of these Insurance Companies and you are invested in Acquired Fund.

As such owner, you have the right to give voting instructions on certain shares of Acquired Fund that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the special meeting of shareholders of Acquired Fund ("Special Meeting"), to be held at 2:00 p.m., local time, on April 27, 2004, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Accordingly, you are being asked to provide voting instructions regarding the proposal to shareholders to approve or disapprove the Reorganization. The Prospectus/Proxy Statement should be read carefully and retained for future reference as it sets forth information about Acquiring Fund and Acquired Fund that you should know before providing instructions.

The Board of Directors of ATSF has approved a reorganization of Acquired Fund into Acquiring Fund. AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to both funds. Luther King Capital Management Corporation ("LKCM") serves as sub-adviser to Acquired Fund and Transamerica Investment Management, LLC ("TIM") serves as sub-adviser to Acquiring Fund. Acquired Fund has investment objectives and policies that are similar in many respects to those of Acquiring Fund. As a result of economies of scale, the Reorganization is expected to result in operating expenses that are lower for Policyowners.

The Board of Directors recommends that Acquired Fund's shareholders vote "FOR" the proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                 Sincerely,

                                 Brian C. Scott
                                 President and Chief Executive Officer

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                           LKCM STRATEGIC TOTAL RETURN

                          TO BE HELD ON APRIL 27, 2004

A special meeting of shareholders of LKCM Strategic Total Return is scheduled for April 27, 2004 at 2:00 p.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

The purposes of the Special Meeting are as follows:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of LKCM Strategic Total Return (the "Acquired Fund") by Transamerica Value Balanced (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting.

Policyowners of record at the close of business on February 20, 2004 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Policyowners who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed voting instruction form and return it promptly in the envelope provided for that purpose. Your voting instruction form also provides instructions for voting via telephone, facsimile or the Internet, so you may choose to take advantage of these options to provide your instructions. Your instructions may be revoked at any time by executing and submitting a revised voting instruction form, by giving written notice of revocation to ATSF, or by providing such instructions in person at the Special Meeting.

                                              By Order of the Board of Directors

                                              John K. Carter
                                              Senior Vice President, Secretary &
                                              General Counsel

April __ 2004

                                TABLE OF CONTENTS

INTRODUCTION.........................................................        1
SUMMARY..............................................................        3
   The Proposed Reorganization.......................................        3
   Comparison of Investment Objectives, Strategies and Management....        3
   Comparison of Principal Risks Involved in Investing in the Funds..        4
INVESTMENT STRATEGIES AND RISKS......................................        5
   Principal Investment Strategies...................................        5
   Comparison of Portfolio Characteristics...........................        6
   Relative Performance..............................................        6
   Securities and Investment Techniques..............................        7
COMPARISONS OF FEES AND EXPENSES.....................................        7
   Operating Expenses................................................        8
   Example...........................................................        8
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND..........................        9
   Investment Adviser and Sub-Adviser................................        9
   Investment Personnel..............................................        9
   Performance of the Acquiring Fund.................................        9
INFORMATION ABOUT THE REORGANIZATION.................................       10
   The Reorganization Plan...........................................       10
   Reasons for the Reorganization....................................       11
   Board Considerations..............................................       11
   Tax Considerations................................................       11
   Expenses of the Reorganization....................................       12
ADDITIONAL INFORMATION ABOUT THE FUNDS...............................       12
   Form of Organization..............................................       12
   Dividends and Other Distributions.................................       12
   Capitalization....................................................       12
GENERAL INFORMATION..................................................       12
   Solicitation of Voting Instructions...............................       12
   Voting Rights.....................................................       13
   Other Matters to Come Before the Meeting..........................       13
   Policyowner Proposals.............................................       13
   Information about the Funds.......................................       13
MORE INFORMATION REGARDING ACQUIRING FUND............................       15
APPENDIX A...........................................................      A-1
APPENDIX B...........................................................      B-1

                           PROXY STATEMENT/PROSPECTUS
                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (800) 851-9777

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of LKCM Strategic Total Return (the "Acquired Fund"), a series of AEGON/Transamerica Series Fund, Inc. ("ATSF"), to Transamerica Value Balanced (the "Acquiring Fund"), also a series of ATSF, solely in exchange for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of the units of the Acquiring Fund. You will receive units of Acquiring Fund having an aggregate value equal to the aggregate cash value of the units of Acquired Fund of Initial Class or Service Class held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your voting instructions in connection with a special meeting of shareholders, to be held on April 27, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a Policyowner invested in Acquired Fund are being asked to provide instructions to approve the Reorganization that will result in your holding units of Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to seek preservation of capital and long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated April __ 2004 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the ATSF Prospectus and Statement of Additional Information dated May 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 851-9777. The ATSF annual report relating to the Funds, dated December 31, 2003 is incorporated herein by reference, and is available, without charge, by calling (800) 851-9777.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

POLICYOWNERS RIGHT TO INSTRUCT SHAREHOLDERS

Shares of Acquired Fund and Acquiring Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable annuity contracts and variable life insurance policies. As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Financial Life Insurance Company ("TFLIC") (formerly, AUSA Life Insurance Company) and Transamerica Life Insurance and Annuity Company ("Transamerica Life & Annuity"), (collectively, the "Insurance Companies") are the only shareholders of the investment options of ATSF. Transamerica, WRL, DIA, Peoples and TFLIC own all of the shares of Acquired Fund with the amount of shares being owned by each entity being 5% or more. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions, the respective shareholders will vote the shares of Acquired Fund at the Special Meeting on April 27, 2004, and any adjournment(s) thereof. ATSF will mail a copy of this Proxy Statement/Prospectus to each Policyowner of record as of February 20, 2004. The number of shares in Acquired Fund for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that Fund in the Policyowner's respective Policy. Fractional shares will be counted.

Based upon this "cash value" attributable to Acquired Fund as of February 20, 2004, Policyowners are entitled to an aggregate of votes with respect to Acquired Fund as follows:

         Units Eligible to Provide Instructions: _________________

As of February 20, 2004, the Officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of Acquired Fund.

Proxy materials will be mailed to Policyowners on or about March 18, 2004.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Date: April __ 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ATSF Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On September 9, 2003, the Board of Directors of ATSF approved the Reorganization Plan with respect to each of the funds. Subject to approval of the Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of units of the Acquiring Fund having an aggregate value equal to the Policyowner's aggregate cash value of the Acquired Fund; and

-    the complete liquidation of the Acquired Fund as a series of ATSF.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each Policyowner invested in the Acquired Fund will become Policyowners invested in the Acquiring Fund. Each Policyowner will hold, immediately after the Closing, units of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that Policyowner as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two mutual funds within the same family of funds that are similar in many respects, as well as to assist in achieving economies of scale. Policyowners in the Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the Policyowners of the Acquired Fund do not provide instructions to approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the ATSF Board of Directors will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF ATSF UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU PROVIDE INSTRUCTIONS TO VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- As described below, the Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of the Acquiring Fund.

- The funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

- The proposed Reorganization offers potential reductions in total operating expenses for Policyowners of each of the funds.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT - The investment objectives and principal investment strategies of the funds are similar in many respects. The funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either fund will achieve its stated objective.

                                                     ACQUIRED FUND                              ACQUIRING FUND
                                         ---------------------------------------      ---------------------------------------
      INVESTMENT OBJECTIVE                 Seeks preservation of capital and             Seeks preservation of capital and
                                                   long-term growth.                      competitive investment returns.

PRINCIPAL STRATEGIES AND                      The Acquired Fund seeks to                     The Acquiring Fund seeks to
          POLICIES                          achieve the fund's investment                  achieve the fund's investment
                                         objective by investing primarily in:            objective by investing principally
                                               common stock; securities                     in: Income producing common
                                            convertible into common stocks;                  and preferred stocks; debt
                                            and government bonds. The fund               obligations of U.S. issuers, some
                                          seeks to invest in both equity and             of which will be convertible into
                                          fixed-income securities to achieve                common stocks; U.S. Treasury
                                          long-term capital appreciation. In                bonds, notes and bills; money
                                           selecting such securities, LKCM                  market funds and covered call
                                           looks for companies with strong                    options and put options.
                                           fundamental characteristics. It
                                              considers factors such as:
                                            Management integrity, balance
                                         sheet quality, cash flow generation,
                                          earnings and dividend history and
                                          outlook, profitability levels and
                                                  market positions.

       INVESTMENT ADVISER                    AEGON/Transamerica Fund                          AEGON/Transamerica Fund
                                                  Advisers, Inc.                                  Advisers, Inc.

         SUB-ADVISER                      Luther King Capital Management                       Transamerica Investment
                                               Corporation ("LKCM")                               Management, LLC
                                                                                                      ("TIM")

       PORTFOLIO MANAGERS                   Luther King, Jr., CFA and                       Lead Equity Portfolio Manager:
                                                Scot Hollmann, CFA                          John C. Riazzi, CFA
                                                                                            Lead Fixed-Income Portfolio
                                                                                            Manager: Heidi Y. Hu, CFA

COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS -- Because the Funds have investment objectives and policies that are similar in many respects, the principal risks of an investment in the Funds also are similar in many respects, although there are certain differences. Similarities include, among others:

- Each Fund invests in equity securities such as common stocks. This type of investment involves risks. While equity securities have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the securities a Fund holds fluctuate in price, the value of your investments in such Fund fluctuates.

- Each Fund invests in convertible securities. Convertible securities may include corporate notes or preferred stock but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield bases, and thus may not depreciate to the same extent as the underlying stock.

                  Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

                  Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

          - Each Fund may invest in fixed-income securities. The value of these securities may change daily based on changes in the interest rates and other market conditions and factors. These risks include, among others: changes in interest rates, length of time to maturity; and issuers defaulting on their obligations to pay interest or return principal.

Differences include, among others:

          - Contrary to the Acquired Fund, the Acquiring Fund invests in financial contracts such as options which involve additional risk and costs. Rights include: inaccurate market predictions which may result in losses instead of gains; prices may not match so the benefits of the transaction might be diminished and the Fund may incur substantial losses.

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES --

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

ACQUIRED FUND

- The Acquired Fund's investment sub-adviser, LKCM, seeks to achieve the Fund's objective by investing the Fund's assets primarily in common stock, securities convertible into common stock and government bonds and corporate bonds.

- In selecting such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as: Management integrity; balance sheet quality; cash flow generation; earnings and dividend history and outlook; profitability levels; and market positions.

- In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value of a company's underlying assets, with the anticipation that the discount will narrow over timer.

- The Fund seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

- The Fund invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the Fund buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

- LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the Fund's equity investments drive capital appreciation.

ACQUIRING FUND

- The Acquiring Fund pursues its objective by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market funds; and covered call options and put options.

- Acquiring Fund's sub-adviser, TIM, focuses on quality, liquid, large capitalization stock, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the Fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Index ("Russell 1000"), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the medium market capitalization was approximately $3.7 billion.

- TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, and then protect itself in failing stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

- The Fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline or when other adverse conditions exist (which is inconsistent with the Fund's principal investment strategies). Under these circumstances, the Fund may be unable to achieve its investment objective.

COMPARISON OF PORTFOLIO CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of December 31, 2003:

                                             ACQUIRING FUND      ACQUIRED FUND
                                             --------------      -------------
Net Assets (thousands)                         $ 249,646           $ 334,218
Number of Holdings                                   148                  65
Portfolio Turnover Rate                               53%                 34%
As a percentage of net assets:]
   U.S. Government Obligations                       4.5%                0.0%
   U.S. Government Agency Obligations               11.0%                0.0%
   Corporate Debt Securities                        20.9%                5.4%
   Convertible Bonds                                 0.0%                1.4%
   Convertible Preferred Stocks                      0.0%                3.5%
   Common Stocks                                    57.8%               89.2%
   Short-Term Obligations                            0.0%                0.8%
   Security Lending Collateral                      10.8%                6.3%
   Written Options                                  (1.2)%               0.0%
   Liabilities in excess of other assets            (3.8)%              (6.6)%
                                                   100.0%              100.0%

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

          ACQUIRING FUND                                          ACQUIRED FUND
          --------------                                          -------------
FleetBoston Financial Corporation            6.80%       Clear Channel Communications, Inc.      2.14%
Washington Mutual, Inc.                      5.16%       Microsoft Corporation                   2.11%
Fannie Mae                                   5.11%       Pfizer Inc.                             2.06%
Sprint Corporation (FON Group)               3.56%       Medtronic, Inc.                         2.03%
Cox Communications, Inc. - Class A           2.76%       Exxon Mobil Corporation                 2.02%
Altria Group, Inc.                           2.72%       Cullen/Frost Bankers, Inc.              1.98%
Disney (Walt) Company (The)                  2.67%       Wells Fargo & Company                   1.94%
Bristol-Myers Squibb Co.                     2.64%       Prudential Financial, Inc. - Units      1.93%
Intel Corporation                            2.58%       Anadarko Petroleum Corporation          1.89%
Merck & Co., Inc.                            2.48%       General Electric Company                1.87%

RELATIVE PERFORMANCE -- The following table shows the average annual total return for the initial class of each Fund and its comparative index. Average annual total returns are shown for each calendar year since 1994 for each Fund. (Acquired Fund's inception was March 1, 1993; and Acquiring Fund's inception was January 3, 1995.) The indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges. The information below does not reflect fees and expenses associated with an investment in the policies or contracts offered by the Insurance Companies. Shares in the Fund are available only through the purchase of such products.

CALENDAR YEAR/                             S&P 500
 PERIOD ENDED        ACQUIRED FUND    COMPOSITE INDEX     ACQUIRING FUND     RUSSELL 1000 INDEX
 ------------        -------------    ---------------     --------------     ------------------
   12/31/94              (0.53)%            1.32%                N/A                  N/A
   12/31/95              24.66%            37.58%              20.09%               38.36%
   12/31/96              15.00%            22.96%              14.42%               21.64%
   12/31/97              21.85%            33.36%              16.59%               35.18%
   12/31/98               9.64%            28.58%               8.33%               15.63%
   12/31/99              12.07%            21.04%              (5.64)%               7.35%
   12/31/00              (3.76)%           (9.10)%             17.55%                7.01%
   12/31/01              (2.18)%          (11.88)%              2.16%               (5.59)%
   12/31/02             (10.55)%          (22.09)%            (13.82)%             (15.52)%
   12/31/03              22.62%            28.67%              20.16%               30.03%

SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified as a main risk for the Fund does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk. It simply means that the risk is not a main risk of the Funds. For further information regarding risks of investing in the Funds, see the SAI.

STOCKS (BOTH FUNDS). While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

CONVERTIBLE SECURITIES (BOTH FUNDS). Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES (BOTH FUNDS). The value of these securities may change daily based on changes in the interest rates and other market conditions and factors. The risks include: changes in interest rates; length of time to maturity; issuers defaulting on their obligations to pay interest or return principal; and statistical models.

OPTIONS (ACQUIRING FUND): Investing in financial contracts such as options involve additional risks and costs. Rights include: Inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you hold units of the Funds. It is expected that combining the Funds will allow Policyowners of the Acquired Fund to realize economies of scale and lower total operating expenses. While the Reorganization will not affect the management fee payable with respect to the Acquiring Fund (as a percentage of the Fund's average daily net assets), the Investment Adviser may be deemed to have a material interest in the proposed Reorganization because (1) its affiliate, TIM, as sub-adviser to the Acquiring Fund, will be receiving the sub-advisory fee payable for the Acquired Fund instead of LKCM, the current sub-adviser to the Acquired Fund, and (2) because of the larger asset base of the combined fund, the Investment Manager may have lower obligations under its current expense limitation arrangements. For further information on the fees and expenses of the Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES -- The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended December 31, 2003. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2003. Pro forma numbers are estimated in good faith and are hypothetical. The current and pro forma expenses do not reflect the fees that are assessed under the Policy you have purchased. Please refer to your respective Policy or Contract for those charges.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)

                                  DISTRIBUTION &                      TOTAL ANNUAL
                     MANAGEMENT   SERVICE (12b-1)                    FUND OPERATING      EXPENSE      NET OPERATING
                        FEES          FEES          OTHER EXPENSES      EXPENSES       REDUCTION(1)     EXPENSES
                     ----------   ---------------   --------------   --------------    ------------   -------------
ACQUIRING FUND

Initial Class           0.75%             -              0.07%            0.82%             -             0.82%
Service Class           0.75%          0.25%             0.09%            1.09%             -             1.09%

ACQUIRED FUND

Initial Class           0.79%             -              0.06%            0.85%             -             0.85%
Service Class           0.79%          0.25%             0.07%            1.11%             -             1.11%

PRO FORMA -
ACQUIRING FUND
INCLUDING ACQUIRED
FUND

Initial Class           0.75%             -              0.06%            0.81%             -             0.81%
Service Class           0.75%          0.25%             0.06%            1.06%             -             1.06%

1. Through a contractual arrangement with each Fund, the Investment Adviser has agreed to limit the expenses of each Fund through 4/30/04 for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.00% excluding 12b-1 fees for each Fund.

EXAMPLE -- This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results.

                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
ACQUIRING FUND

Initial Class                                            $ 84      $ 262      $ 455      $1,014
Service Class                                            $111      $ 347      $ 601      $1,329

ACQUIRED FUND

Initial Class                                            $ 87      $ 271      $ 471      $1,049
Service Class                                            $113      $ 353      $ 612      $1,352

PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED FUND

Initial Class                                            $ 83      $ 259      $ 450      $1,002
Service Class                                            $108      $ 337      $ 585      $1,294

GENERAL INFORMATION

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Fund), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and, therefore, lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). These fees and expenses would lower investment performance. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER -- The Investment Adviser has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund currently pays an investment advisory fee monthly at the annual rate of 0.75% of the Fund's average daily net assets. If the reorganization is approved by shareholders, the investment advisory fee will be 0.75% of the first $750 million of the fund's average daily net assets; 0.70% of assets over $750 million up to $1 billion; and 0.60% of assets over $1 billion, with an expense cap of 1.00%. In turn, the Investment Adviser has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Fund. Pursuant to this agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of ATSF's Board of Directors and the Investment Adviser. For such services, the Investment Adviser pays TIM 0.35% of the average daily net assets, less 50% of any amount reimbursed to the Fund by the Investment Adviser pursuant to the Acquiring Fund's expense limitation arrangement.

INVESTMENT PERSONNEL -- The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

- JOHN C. RIAZZI, CFA, (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM, in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

- HEIDI Y. HU, CFA (Lead Fixed-Income Portfolio Manager) is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

- GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. And also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Charter Financial Analyst.

PERFORMANCE OF THE ACQUIRING FUND -- The bar chart and table shown below provide an indication of the risks of investing in the Acquiring Fund by showing (on a calendar year basis) changes in the Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compare to those of a broad-based securities market index--the Russell 1000 Index. Note that an index has an inherent performance advantage over the Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Initial Class shares of the Acquiring Fund. The Fund's past performance is not an indication of how the Fund will perform in the future.

                                 ACQUIRING FUND

One year total return as of December 31, 2003:

[BAR CHART]

1995       20.09 %
1996       14.42 %
1997       16.59 %
1998        8.33 %
1999       (5.64)%
2000       17.55 %
2001        2.16 %
2002      (13.82)%
2003       20.16 %

During the period shown in the chart, the Acquiring Fund's best quarterly performance was 12.05% for the quarter ended June 30, 2003, and the Fund's worst quarterly performance was (12.82)% for the quarter ended September 30, 2002.

The table below shows the average annual total returns of the initial class of the Acquiring Fund for the periods shown. The table compares how the Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.

Average Annual Total Returns for the period                                           Since Inception
         ended December 31, 2003                    One Year          Five Years      January 3, 1995
         -----------------------                    --------          ----------      ---------------
Acquiring Fund Initial Class                         20.16%             3.25%              8.23%
Russell 1000 Value**                                 30.03%             3.56%             13.53%
LBIGC**                                               4.31%             6.65%              7.62%


*    Returns reflect the reinvestment of dividends and capital gains.

** The Russell 1000 Value Index ("Russell 1000 Value") and Lehman Brothers Intermediate U.S. Government/Credit Index ("LBIGC") are widely recognized, unmanaged indexes of market performance.

For a discussion by the Investment Adviser regarding the performance of the Acquiring Fund for the period ended December 31, 2003, see Appendix B to this Proxy Statement/Prospectus. Additional information about the Acquiring Fund is included in the section, "More Information Regarding the Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Initial Class or Service Class shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated. Units will then be distributed proportionately to the Policyowners.

After the Reorganization, each Policyowner of the Acquired Fund will own units in the Acquiring Fund having an aggregate value equal to the aggregate value of units of the Acquired Fund held by that Policyowner as of the close of business on the business day preceding the Closing. Policyowners of Initial Class or Service Class units of the Acquired Fund will receive units of the corresponding class of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholder's interest previously credited to the account of the Acquired Fund. No fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization. Units will then be distributed proportionately to Policyowners.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, strategies and risks that are similar in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit Policyowners of the Funds by spreading costs across a larger, combined asset base, and which may allow Policyowners of the Acquired Fund to continue to participate in a professionally managed portfolio at a lower level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Directors of ATSF for consideration and approval at a meeting held on September 9, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of ATSF, determined that the interests of the Policyowners of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its Policyowners.

BOARD CONSIDERATIONS -- The Board of Directors of ATSF, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current Policyowners of the Acquired Fund will benefit from the Reorganization by getting a comparable investment in terms of expense;

2. the Reorganization would allow Policyowners of the Acquired Fund to continue to participate in a professionally-managed portfolio. As Policyowners of the Acquiring Fund, these Policyowners would continue to be able to exchange into other funds in the large ATSF fund complex that offer the same class of shares in which a shareholder currently invests;

3. the Investment Adviser's undertaking to limit the expenses, excluding 12b-1 fees, of the Acquiring Fund to 1.00% of its average daily net assets, effective through April 30, 2005, subject to possible recoupment or revision in future years.

4. the Reorganization would not dilute the interests of either Funds' current Policyowners;

5. the relative investment performance and comparable risks of the Acquiring Fund as compared to the Acquired Fund;

6. the similarity of the Acquiring Fund's investment objectives, policies and restrictions to those of the Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds; and

7. elimination of duplication of costs and inefficiencies of having two Funds that are similar in many respects.

The Board also considered the future potential benefits to ATSF in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF DIRECTORS OF ATSF RECOMMENDS THAT POLICYOWNERS OF THE ACQUIRED FUND PROVIDE INSTRUCTIONS TO APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward).

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, the Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of the same class of shares to shareholders, ATSF will terminate the Acquired Fund as a series of ATSF.

EXPENSES OF THE REORGANIZATION -- The Investment Adviser will bear the expenses relating to the Reorganization, including but not limited to the costs of the proxy. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Shareholders' Meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of ATSF, an open-end management company organized as a Maryland corporation. ATSF is governed by a Board of Directors, which consists of nine members, seven of whom are not "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act"). The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors of investment companies in the 1940 Act and under state law.

DISTRIBUTOR -- AFSG Securities Corporation ("AFSG" or the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund.

CAPITALIZATION -- The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis as of December 31, 2003, giving effect to the Reorganization:

                                                  NET ASSETS    NET ASSET VALUE PER    SHARES OUTSTANDING
                                                  (THOUSANDS)          SHARE              (THOUSANDS)
                                                  -----------   -------------------    ------------------
ACQUIRING FUND


Initial Shares                                     $249,184           $12.41                 20,077
Service Shares                                     $    462           $12.74                     36

ACQUIRED FUND

Initial Shares                                     $333,939           $14.92                 22,379
Service Shares                                     $    279           $15.27                     18

PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED
FUND

Initial Shares                                     $583,123           $12.41                 46,986
Service Shares                                     $    741           $12.74                     58

(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

GENERAL INFORMATION

SOLICITATION OF VOTING INSTRUCTIONS -- Voting instructions are being solicited at the request of the ATSF Board of Directors. Solicitation of such instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 18, 2004. The Funds have retained ALAMO Direct (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of voting instructions. The estimated costs for the services of the Solicitor are estimated to be approximately $41,634, plus applicable postage.

If a Policyowner wishes to participate in the Special Meeting, but does not wish to provide instructions by telephone, the policyowner may still submit the voting instruction form originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should Policyowners require additional information regarding the proxy or require replacement of the voting instruction form, they may contact ATSF Customer Service toll-free at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying voting instruction form at any time prior to its use by filing with ATSF a written revocation or duly executed voting instruction form bearing a later date. In addition, any Policyowner who attends the Special Meeting of the Acquired Fund, in person, may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revoke instructions previously given.

VOTING RIGHTS -- Only Policyowners of the Acquired Fund at the close of business on February 20, 2004 (the "Record Date") are entitled to provide instructions (with respect to their units owned as of that Record Date) at the Special Meeting or any adjournment thereof. At the close of business on Record Date, there were ___ shares of the Acquired Fund issued and outstanding and entitled to vote.

Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Acquired Fund entitled to vote thereon.

The Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

Security Ownership. To the knowledge of ATSF, as of February 20, 2004, no Director of ATSF beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Director of ATSF beneficially owned, as a group, less than 1% of the shares of either Fund.

Transamerica, WRL, DIA, Peoples and TFLIC own all of the shares of Acquired Fund with the amount of shares being owned by each entity being 5% or more.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Board of Directors does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the parties named in the accompanying voting instruction form will vote thereon in accordance with their best judgment.

POLICYOWNER PROPOSALS -- ATSF is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ATSF management. Therefore, it is not practicable to specify a date by which Policyowner proposals must be received in order to be incorporated in an upcoming proxy statement for a shareholder meeting or to be submitted to shareholders of ATSF.

Policyowners wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Parties named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- ATSF is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                     John K. Carter, Esq.
                                                     Senior Vice President,
                                                     Secretary & General Counsel

April __ 2004

                  MORE INFORMATION REGARDING THE ACQUIRING FUND

                             POLICYOWNER INFORMATION

PURCHASE AND REDEMPTION OF SHARES. The Insurance Companies purchase shares of the Funds for variable annuity and variable life insurance separate accounts. Each buys and sells shares of the Funds at the net asset value per share ("NAV") next determined after it submits the order to buy or sell. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Shares of the Funds may be purchased only indirectly through the purchase of a Policy issued by the respective Insurance Company. The prospectus for such policies describes any sales charges applicable to your Policy.

CHOOSING A SHARE CLASS. ATSF offers two shares classes for the Funds, Initial and Service Class. Initial Class has an annual 12b-1 fee of 0.15%, which is not currently implemented; and Service Class has an annual 12b-1 fee of 0.25%.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund. If market prices are not available, the fair value of securities is determined using procedures approved by the ATSF Board of Directors.

DISTRIBUTOR. AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as the ATSF distributor. The distributor is an affiliate of the Investment Adviser, ATFA, and TIM.

12b-1 FEES. The Funds have adopted a 12b-1 Plan under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," applicable to both the Initial Class and the Service Class shares of the Funds. AFSG receives the sales fees or loads imposed on these shares (up to 0.15% on Initial Class shares (which is not currently implemented) and 0.25% on Service Class Shares of the average daily net assets).

OTHER EXPENSES: In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ATSF. Most Fund expenses are allocated proportionately among all of the outstanding shares in ATSF.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Investment Adviser serves as the investment adviser for the Acquiring Fund. The investment adviser hired TIM, as sub-adviser, to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Adviser is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("Western Reserve") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. TIM and the Distributor are affiliates of ATFA and the Fund.

ATSF received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATSF and its investment adviser, the Investment Adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
For a Share Outstanding Throughout Each Period:

The Acquiring Fund. The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for fiscal years ended December 31, 1999 through December 31, 2003 have been audited by PricewaterhouseCoopers LLP, whose report, along with the ATSF financial statements, are included in the ATSF Annual Report, which is available upon request without charge.

                                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a)
                            ---------------------------------------------------------------------------------------------------
                                                      INVESTMENT OPERATIONS                         DISTRIBUTIONS
                             NET ASSET      -----------------------------------------   ---------------------------------------
                  YEAR OR      VALUE,            NET        NET REALIZED                 FROM NET     FROM NET
                  PERIOD     BEGINNING       INVESTMENT    AND UNREALIZED     TOTAL     INVESTMENT    REALIZED        TOTAL
                 ENDED (b)   OF PERIOD      INCOME (LOSS)    GAIN (LOSS)   OPERATIONS     INCOME        GAINS     DISTRIBUTIONS
                ----------   ----------     -------------  --------------  ----------   ----------    --------    -------------
Initial Class   12/31/2003    $10.66           $0.30          $ 1.81        $ 2.11       $(0.36)      $    -         $(0.36)
                12/31/2002     13.29            0.33           (2.20)        (1.87)       (0.28)       (0.48)         (0.76)
                12/31/2001     13.19            0.36           (0.07)         0.29        (0.19)           -          (0.19)
                12/31/2000     12.13            0.43            1.68          2.11        (0.55)       (0.50)         (1.05)
                12/31/1999     13.35            0.39           (1.14)        (0.75)       (0.41)       (0.06)         (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Service Class   12/31/2003     11.08            0.18            1.52          1.70        (0.04)           -          (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                                --------------------------------------------------
                                                                                RATIO OF EXPENSES TO    NET INVESTMENT
                   YEAR OR     NET ASSET                                        AVERAGE NET ASSETS (f)  INCOME (LOSS)    PORTFOLIO
                   PERIOD    VALUE, END OF      TOTAL       NET ASSETS, END     ----------------------   TO AVERAGE      TURNOVER
                  ENDED (b)      PERIOD     RETURN (c)(g)  OF PERIOD (000'S)    NET(d)     TOTAL(e)     NET ASSETS (f)   RATE (g)
                 ----------  -------------  -------------  -----------------    ------     --------     --------------   ---------
 Initial Class   12/31/2003     $12.41         20.16%          $249,184         0.82%        0.82%         2.68%            53%
                 12/31/2002      10.66        (13.82)           247,459         0.83         0.83          2.84            123
                 12/31/2001      13.29          2.16            235,355         0.89         0.89          2.70             54
                 12/31/2000      13.19         17.55            215,675         0.87         0.87          3.42             20
                 12/31/1999      12.13         (5.64)           261,707         0.87         0.87          2.99             89
-----------------------------------------------------------------------------------------------------------------------------------
 Service Class   12/31/2003      12.74         15.40                462         1.09         1.09          2.26             53
-----------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

           Initial Class--January 3, 1995
           Service Class--May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

                                   APPENDIX A

                       AGREEMENT & PLAN OF REORGANIZATION

THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 9th day of September 2003 by AEGON/Transamerica Series Fund, Inc. (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of LKCM Strategic Total Return (the "Acquiring Fund") and Transamerica Value Balanced (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Initial and Service Class voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the Shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its Shareholders, and that the interests of the existing Shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Directors of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its Shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

     1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Initial and Service Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").
                                      A-1

     1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's Shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Initial Class and Service Class Acquiring Fund Shares to be so credited to Initial Class and Service Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such Shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.   VALUATION

     2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

     2.2 The net asset value of a Initial Class and Service Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

     2.3 The number of Initial Class and Service Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Initial Class and Service Class shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for ATSF.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 30, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

     3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

     3.3 AEGON/Transamerica Fund Services, Inc., as administrator for Acquired Fund (the "Administrator"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Initial Class and Service Class shares owned by each such shareholder immediately prior to the Closing.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

          (a) Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the state of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

          (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

          (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

          (j) Since December 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

          (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of Acquired Fund, and, subject to the approval of the Shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

          (a) Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

          (i) Since December 31, 2003 there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

          (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

     5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Acquired Fund covenants that the Initial Class and Service Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

     5.4 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

     5.5 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

     5.6 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Initial Class and Service Class Acquiring Fund Shares received at the Closing.

     5.7 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

     5.8 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm
          (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and
          (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

     5.9 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

     The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

     6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

     7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED
     FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

     8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, Bylaws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.  TERMINATION

     This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.  AMENDMENTS

     This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Initial Class and Service Class Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

     13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                    AEGON/Transamerica Series Fund, Inc.

                                    By: /s/ Brian C. Scott
                                        -----------------------------
                                    Name: Brian C. Scott
                                    Title: President & Chief Executive Officer

                                   APPENDIX B

                   REPORT FOR ATSF TRANSAMERICA VALUE BALANCED

Set forth below is an excerpt from the Annual Report of ATSF Transamerica Value Balanced, dated December 31, 2003, regarding the Fund's performance.

MARKET ENVIRONMENT

The twelve months ended December 31, 2003, were a positive period for U.S. securities markets. After a rough start to the year, the equity market began a long advance. While the rally was broad based, cyclical and economically sensitive areas (e.g. construction, metals and automotive) and various technology- or Internet-related industries (e.g., electronics) fared best. Fixed-income markets performed exceptionally well in the first half of the year and lagged in the second half, in response to economic data suggesting that interest rates may rise.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Value Balanced returned 20.16%. By comparison, its primary benchmark, the Russell 1000 Value Index and its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index returned 30.03% and 4.67%, respectively.

STRATEGY REVIEW

The economic recovery, although strong, was gradual in its effects on employment, profitability and business activity in 2003.We chose to wait patiently for some concrete confirmation of an expanding U.S. economy and improving corporate profitability before considering any change in our portfolio posture. Throughout the year, we maintained a neutral asset allocation of approximately 60% equities and 40% bonds and cash. Likewise, we positioned the equity portfolio somewhat defensively, overweighting healthcare, and financial holdings and underweighting economically sensitive areas like industrials and technology. Given the combination of a neutral asset allocation and a defensive equity position, we should have underperformed the benchmark overall and the equity markets specifically. Instead, our patience with undervalued companies that have strong franchises, decent balance sheets, and above-average dividend yields paid off handsomely. Making the largest contribution to performance was FleetBoston Financial Corporation ("FleetBoston"), a prime example of our approach to investing. We seek to invest early and, we hope, at reasonable cost in companies the market perceives as troubled or problematic. In FleetBoston's case, we began buying several years ago when the stock sold at a deep discount due to concerns over Fleet- Boston's restructuring efforts. Looking past the immediate issues, we saw a solid franchise, a management focused on rebuilding shareholder value and making what we viewed as sound decisions to divest underperforming subsidiaries and reduce risk in its foreign loan portfolio, albeit slowly. Further, FleetBoston had significant cash flow, and the stock paid an attractive dividend. Buying on price declines, we built a large position at a relatively low cost basis. Our foresight and patience were rewarded when Bank of America Corporation agreed in November 2003 to purchase FleetBoston at a price significantly above our cost. Shares of another bank holding, Washington Mutual, Inc., rose also, reflecting the company's well executed retail-oriented business plan. Likewise, our perseverance with food products company Altria Group, Inc. paid off this year. More recent purchases in the pharmaceutical industry, Schering-Plough Corporation and Merck & Co., Inc., are now testing our patience and foresight as their contribution has not yet proven productive. It appears we have initiated these positions a little early in the process of setting the companies right. Both negatively impacted returns in 2003. Despite negative news about expiring patents and thin pipelines of new medicines, we plan to maintain our exposure. Both companies have strong franchises, our cost bases are low, and we are collecting attractive dividends. As for the portfolio's fixed-income portfolio, we shortened its duration (i.e., its sensitivity to interest rate movements) during the year, in anticipation of a stronger economy and, eventually, higher interest rates. The shorter duration helped to limit price depreciation when Treasury yields rose in the second half of the year. Throughout the year, we overweighted corporate bonds. Within that sector, we initially emphasized beaten-down industries leveraged to an improving economy (e.g., telecommunications and utilities) and later shifted our focus to more cyclical industries (e.g., basic-materials providers). This approach worked well; corporate bonds outperformed Treasuries, and our chosen industries outpaced the corporate sector in general.

John C. Riazzi
Heidi T. Hu
Gary U. Rolle
Co-Portfolio Managers
Transamerica Investment Management, LLC

                                     PART B
                      AEGON/Transamerica Series Fund, Inc.

                       Statement of Additional Information
                                  April __ 2004

Acquisition of the Assets and              By and in Exchange for Shares of
Liabilities of ATSF LKCM Strategic Total   ATSF Transamerica Value Balanced
Return (the "Acquired Fund")               (the "Acquiring Fund")
570 Carillon Parkway, St. Petersburg,      570 Carillon Parkway, St. Petersburg,
Florida 33716                              Florida 33716

This Statement of Additional Information is available to the Policyowners of the Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for AEGON/Transamerica Series Fund, Inc. dated May 1, 2003.

2. The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the ATSF Annual Report for the year ended December 31, 2003, Registration No. 033-00507 (Annual Report filed on Form N-CSR on _________).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April __ 2004 relating to the reorganization of the Acquired Fund may be obtained, without charge, by writing to ATSF at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (800) 581-9777. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                            LKCM Strategic            Transamerica
                                                             Total Return            Value Balanced               Pro Forma Fund
                                                          ------------------     -----------------------      ---------------------
                                                          Principal    Value     Principal        Value       Principal      Value
                                                          ---------    -----     ---------       -------      ---------     -------

U.S. GOVERNMENT OBLIGATIONS

        U.S. Treasury Bond (b) (d)
           5.38%, due 02/15/2031                             $--        $ --       $ 5,700       $ 5,943       $ 5,700      $ 5,943
        U.S. Treasury Note (b) (d)
           3.88%, due 02/15/2013                              --          --         1,000           979         1,000          979
           3.63%, due 05/15/2013                              --          --         3,580         3,441         3,580        3,441
           4.25%, due 08/15/2013                              --          --           800           801           800          801
                                                                                                 -------                    -------

        TOTAL U.S. GOVERNMENT OBLIGATIONS                               -----
        (COST: $11,296)                                                   --                      11,164                     11,164
                                                                        -----                    -------                    -------

U.S. GOVERNMENT AGENCY OBLIGATIONS

        Fannie Mae - Conventional Pool
           5.00%, due 05/01/2018                              --          --         1,993         2,035         1,993        2,035
           5.00%, due 06/01/2018                              --          --         1,954         1,996         1,954        1,996
           6.00%, due 11/01/2032                              --          --         1,571         1,625         1,571        1,625
           6.00%, due 11/01/2032                              --          --         1,587         1,641         1,587        1,641
           6.00%, due 01/01/2033                              --          --           841           869           841          869
           6.00%, due 02/01/2033                              --          --         1,772         1,833         1,772        1,833
           6.00%, due 05/01/2033                              --          --         1,568         1,622         1,568        1,622
           6.00%, due 05/01/2033                              --          --         1,628         1,683         1,628        1,683
           6.00%, due 10/01/2033                              --          --         2,058         2,129         2,058        2,129
        Fannie Mae - Gold Pool
           5.00%, due 04/01/2018                              --          --         3,606         3,678         3,606        3,678
        Freddie Mac - Gold Pool
           7.00%, due 10/01/2028                              --          --         1,665         1,764         1,665        1,764
           6.50%, due 04/01/2029                              --          --         1,710         1,792         1,710        1,792
           6.00%, due 09/01/2033                              --          --         2,601         2,689         2,601        2,689
        Ginnie Mae - FHA/VA Pool
           6.50%, due 10/15/2027                              --          --         1,922         2,033         1,922        2,033
                                                                                                 -------                    -------

        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (COST: $27,214)                                                                           27,389                     27,389
                                                                                                 -------                    -------

CORPORATE DEBT SECURITIES

              Amusement & Recreation Services

        Disney (Walt) Company (The)
           4.88%, due 07/02/2004                              --          --         2,000         2,035         2,000        2,035
           5.62%, due 12/01/2008                              --          --         1,000         1,051         1,000        1,051
        MGM MIRAGE
           6.00%, due 10/01/2009                              --          --         1,000         1,028         1,000        1,028

              Automotive

        General Motors Corporation
           7.70%, due 04/15/2016                              --          --         1,000         1,115         1,000        1,115
        Honeywell International Inc.
           6.88%, due 10/03/2005                              --          --         2,000         2,173         2,000        2,173


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                  LKCM Strategic                 Transamerica
                                                   Total Return                 Value Balanced              Pro Forma Fund
                                                ------------------          -----------------------     ---------------------
                                                Principal      Value        Principal       Value       Principal       Value
                                                ---------      -----        ---------       ------      ---------       ------

      Beverages

Bottling Group, LLC
   2.45%, due 10/16/2006                          $   --        $   --        $2,000        $1,991        $2,000        $1,991
Cia Brasileira de Bebidas - 144A
   8.75%, due 09/15/2013                              --            --           250           265           250           265

      Business Credit Institutions

Deere (John) Capital Corporation
   3.90%, due 01/15/2008                              --            --         2,000         2,033         2,000         2,033
eircom Funding
   8.25%, due 08/15/2013                              --            --           500           554           500           554
Ford Motor Credit Company
   6.70%, due 07/16/2004                              --            --         2,000         2,051         2,000         2,051

      Business Services

First Data Corporation
   4.70%, due 11/01/2006                           3,000         3,163            --            --         3,000         3,163
International Lease Finance Corporation
   5.63%, due 06/01/2007                              --            --         1,000         1,077         1,000         1,077

      Chemicals & Allied Products

Dow Chemical Company (The)
   5.25%, due 05/14/2004                              --            --         3,000         3,032         3,000         3,032
ICI Wilmington Inc.
   5.63%, due 12/01/2013                              --            --         1,100         1,105         1,100         1,105
Nalco Company - 144A
   7.75%, due 11/15/2011                              --            --           500           535           500           535

      Commercial Banks

Abbey National PLC
   7.35%, due 10/29/2049                              --            --         2,000         2,207         2,000         2,207
Bank One Corporation
   6.88%, due 08/01/2006                              --            --         1,000         1,106         1,000         1,106
CS First Boston - 144A (f)
   7.90%, due 05/01/2007                              --            --         2,000         2,234         2,000         2,234
Wells Fargo & Company
   6.25%, due 04/15/2008                              --            --           530           591           530           591

      Communication

Echostar DBS Corporation - 144A
   5.75%, due  10/01/2008                             --            --           550           556           550           556
Liberty Media Corporation
   5.70%, due  05/15/2013                             --            --         1,000         1,011         1,000         1,011

      Electric Services

FirstEnergy Corp.
   6.45%, due 11/15/2011                              --            --         1,000         1,036         1,000         1,036

      Food & Kindred Products

Sara Lee Corporation
   6.95%, due 10/09/2006                              --            --         1,000         1,110         1,000         1,110


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                              LKCM Strategic             Transamerica
                                                               Total Return             Value Balanced         Pro Forma Fund
                                                            ------------------      --------------------    --------------------
                                                            Principal    Value      Principal     Value     Principal     Value
                                                            ---------    -----      ---------     ------    ---------     ------

      Health Services

HCA Inc.
   7.13%, due 06/01/2006                                      $   --      $   --      $1,250      $1,354      $1,250      $1,354

      Holding & Other Investment Offices

EOP Operating Limited Partnership
   8.38%, due 03/15/2006                                          --          --       2,000       2,239       2,000       2,239

      Hotels & Other Lodging Places

Park Place Entertainment Corporation
   7.00%, due 04/15/2013                                          --          --         450         480         450         480

      Insurance

St. Paul Companies, Inc. (The)
   5.75%, due 03/15/2007                                          --          --       2,000       2,161       2,000       2,161
WellPoint Health Networks Inc.
   6.38%, due 06/15/2006                                          --          --       2,400       2,617       2,400       2,617

      Insurance Agents, Brokers  & Service

Hartford Financial Services Group, Inc. (The) - 144A
   4.63%, due 07/15/2013                                          --          --       1,000         962       1,000         962

      Motion Pictures

News Corporation Limited (The)
   7.75%, due 12/01/2045                                          --          --       1,700       2,010       1,700       2,010
Time Warner Inc.
   9.13%, due 01/15/2013                                          --          --       1,000       1,270       1,000       1,270

      Personal Credit Institutions

General Electric Capital Corporation
   8.85%, due 04/01/2005                                       3,000       3,254          --          --       3,000       3,254
General Motors Acceptance Corporation
   6.75%, due 01/15/2006                                          --          --       2,000       2,147       2,000       2,147
Household Finance Corporation
   6.00%, due 05/01/2004                                          --          --         150         152         150         152

      Primary Metal Industries

Noranda Inc.
   6.00%, due 10/15/2015                                          --          --       1,100       1,122       1,100       1,122

      Printing & Publishing

Gannett Co., Inc.
   5.50%, due 04/01/2007                                       3,000       3,252          --          --       3,000       3,252

      Restaurants

YUM! Brands, Inc.
   7.70%, due 07/01/2012                                          --          --       1,000       1,151       1,000       1,151


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                            LKCM Strategic             Transamerica
                                                             Total Return             Value Balanced          Pro Forma Fund
                                                          ------------------       --------------------    --------------------
                                                          Principal     Value      Principal     Value     Principal    Value
                                                          ---------     -----      ---------    -------    ---------    -------

              Security & Commodity Brokers

        Lehman Brothers Holdings Inc.
           7.88%, due 08/15/2010                            $    --     $    --     $ 1,000     $ 1,198     $ 1,000     $ 1,198

              Telecommunications

        ALLTEL Corporation
           7.25%, due 04/01/2004                              4,500       4,564          --          --       4,500       4,564
        Millicom International Cellular-Series 144A
           10.00%, due 12/01/2013                                --          --         500         528         500         528
        Sprint Capital Corporation
           7.90%, due 03/15/2005                                 --          --       2,125       2,264       2,125       2,264

              Transportation Equipment

        Bombardier Recreational Products - 144A
           8.38%, due 12/15/2013                                 --          --         500         523         500         523

              Variety Stores

        Wal-Mart Stores, Inc.
           6.55%, due 08/10/2004                              3,600       3,714          --          --       3,600       3,714
                                                                        -------                 -------                 -------

        TOTAL CORPORATE DEBT SECURITIES
        (COST: $67,913)                                                  17,947                  52,074                  70,021
                                                                        -------                 -------                 -------

CONVERTIBLE BONDS

              Printing & Publishing

        Tribune Company - PHONES
           2.00%, due 05/15/2029                                 57       4,631          --          --          57       4,631
                                                                         -------                                        -------

        TOTAL CONVERTIBLE BONDS
        (COST: $7,107)                                                    4,631                                           4,631
                                                                         -------                                        -------


                                                  SHARES         VALUE       SHARES     VALUE          SHARES         VALUE
                                                  ------        -------      ------     -----          ------        -------

CONVERTIBLE PREFERRED STOCKS

       Instruments & Related Products

   Raytheon Company (b)                           94,600        $ 5,135         --        $ --         94,600        $ 5,135

       Life Insurance

   Prudential Financial, Inc. - Units             99,000          6,445         --          --         99,000          6,445
                                                                -------                                              -------

   TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST: $10,404)                                               11,580                                               11,580
                                                                -------                                              -------


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                        LKCM Strategic              Transamerica
                                                         Total Return              Value Balanced            Pro Forma Fund
                                                      ------------------        --------------------      --------------------
                                                      Shares       Value        Shares        Value       Shares        Value
                                                      -------      -----        -------      -------      -------      -------

COMMON STOCKS

         Air Transportation

   FedEx Corporation (d)                                   --      $    --       25,400      $ 1,715       25,400      $ 1,715

         Amusement & Recreation Services

   Disney (Walt) Company (The)                             --           --      286,100        6,675      286,100        6,675

         Automotive

   Honeywell International Inc.                       154,000        5,148           --           --      154,000        5,148

         Beverages

   Coca-Cola Company (The)                            121,000        6,141           --           --      121,000        6,141
   PepsiCo, Inc.                                      107,000        4,988           --           --      107,000        4,988

         Business Services

   Clear Channel Communications, Inc.                 153,000        7,165           --           --      153,000        7,165
   First Data Corporation                             121,200        4,980           --           --      121,200        4,980

         Chemicals & Allied Products

   Colgate-Palmolive Company                          108,800        5,445           --           --      108,800        5,445
   du Pont (E.I.) de Nemours and Company              125,000        5,736      110,000        5,048      235,000       10,784

         Commercial Banks

   Bank of America Corporation                         59,000        4,745       40,000        3,217       99,000        7,962
   Bank of New York Company, Inc. (The)               160,000        5,299           --           --      160,000        5,299
   BB&T Corporation (b)                                    --           --       46,000        1,777       46,000        1,777
   Citigroup Inc.                                     106,333        5,161           --           --      106,333        5,161
   Cullen/Frost Bankers, Inc.                         163,000        6,613           --           --      163,000        6,613
   FleetBoston Financial Corporation (b) (d)               --           --      388,840       16,973      388,840       16,973
   Mellon Financial Corporation                       188,000        6,037           --           --      188,000        6,037
   Wells Fargo & Company (d)                          110,000        6,478       42,000        2,473      152,000        8,951

         Communication

   Cox Communications, Inc. - Class A (a) (b)              --           --      200,000        6,890      200,000        6,890
   Viacom, Inc. - Class B                             120,250        5,337           --           --      120,250        5,337

         Communications Equipment

   Harris Corporation (b)                             139,000        5,275           --           --      139,000        5,275
   Motorola, Inc.                                     189,000        2,659           --           --      189,000        2,659

         Computer & Data Processing Services

   Automatic Data Processing, Inc.                    120,000        4,753           --           --      120,000        4,753
   Microsoft Corporation                              256,000        7,050       68,000        1,873      324,000        8,923
   Oracle Corporation (a)                             360,000        4,752           --           --      360,000        4,752
   SunGard Data Systems Inc. (a)                      139,300        3,860           --           --      139,300        3,860


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                          LKCM Strategic              Transamerica
                                                           Total Return              Value Balanced            Pro Forma Fund
                                                        --------------------      --------------------      --------------------
                                                        Shares        Value       Shares        Value       Shares        Value
                                                        -------      -------      -------      -------      -------      -------

         Computer & Office Equipment

   Cisco Systems, Inc. (a)                              177,500      $ 4,311           --      $    --      177,500      $ 4,311
   Dell Computer Corporation (a)                        163,000        5,535           --           --      163,000        5,535
   International Business Machines Corporation           51,000        4,727           --           --       51,000        4,727

         Drug Stores & Proprietary Stores

   Medco Health Solutions, Inc. (a)                          --           --       16,160          549       16,160          549

         Electronic & Other Electric Equipment

   Cooper Industries, Inc. - Class A                         --           --       40,000        2,317       40,000        2,317
   General Electric Company                             202,000        6,258           --           --      202,000        6,258

         Electronic Components & Accessories

   Intel Corporation (d)                                184,000        5,925      200,000        6,440      384,000       12,365
   Texas Instruments Incorporated                       204,000        5,994           --           --      204,000        5,994
   Tyco International Ltd.                              195,000        5,168           --           --      195,000        5,168

         Environmental Services

   Allied Waste Industries, Inc. (a) (b)                400,000        5,552           --           --      400,000        5,552
   Waste Management, Inc.                               192,000        5,683           --           --      192,000        5,683

         Food & Kindred Products

   Altria Group, Inc. (b)                                97,000        5,279      125,000        6,803      222,000       12,082
   Kraft Foods, Inc. - Class A (b)                      130,000        4,189           --           --      130,000        4,189
   Sara Lee Corporation                                      --           --       60,700        1,318       60,700        1,318

         Health Services

   Triad Hospitals, Inc. (a)                            185,700        6,179           --           --      185,700        6,179

         Instruments & Related Products

   Alcon, Inc.                                           90,500        5,479           --           --       90,500        5,479

         Insurance

   American International Group, Inc.                    78,925        5,231           --           --       78,925        5,231
   St. Paul Companies, Inc. (The) (b) (d)                    --           --       80,000        3,172       80,000        3,172
   Travelers Property Casualty Corp. - Class A               --           --          507            9          507            9
   Travelers Property Casualty Corp. - Class B               --           --        1,089           18        1,089           18

         Life Insurance

   John Hancock Financial Services, Inc. (d)                 --           --       80,000        3,000       80,000        3,000

         Lumber & Other Building Materials

   Home Depot, Inc. (The)                               172,001        6,104           --           --      172,001        6,104

         Lumber & Wood Products

   Louisiana-Pacific Corporation (a) (b) (d)                 --           --      160,000        2,861      160,000        2,861
   Masco Corporation (b)                                188,000        5,153           --           --      188,000        5,153


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                          LKCM Strategic              Transamerica
                                                           Total Return              Value Balanced            Pro Forma Fund
                                                        ------------------        --------------------      --------------------
                                                        Shares        Value       Shares        Value       Shares        Value
                                                        -------      -------      -------      -------      -------      -------

         Medical Instruments & Supplies

   Medtronic, Inc.                                       139,400      $ 6,776           --      $    --      139,400      $ 6,776

         Motion Pictures

   Time Warner Inc. (a)                                       --           --       40,000          720       40,000          720

         Oil & Gas Extraction

   Anadarko Petroleum Corporation                        124,000        6,325           --           --      124,000        6,325
   EOG Resources, Inc.                                   100,000        4,617           --           --      100,000        4,617
   Schlumberger Limited                                  103,000        5,636       20,000        1,094      123,000        6,730
   Unocal Corporation                                    117,000        4,309           --           --      117,000        4,309

         Paper & Allied Products

   Kimberly-Clark Corporation                             95,000        5,614           --           --       95,000        5,614
   Temple-Inland Inc. (b)                                 75,000        4,700           --           --       75,000        4,700

         Paper & Paper Products

   Boise Cascade Corporation                             176,000        5,783           --           --      176,000        5,783

         Personal Services

   Block (H&R), Inc. (b)                                  63,400        3,510           --           --       63,400        3,510

         Petroleum Refining

   BP PLC - ADR                                          110,000        5,429           --           --      110,000        5,429
   ChevronTexaco Corporation                                  --           --       16,000        1,382       16,000        1,382
   Exxon Mobil Corporation                               164,600        6,749       37,000        1,517      201,600        8,266

         Pharmaceuticals

   Abbott Laboratories                                    63,000        2,936           --           --       63,000        2,936
   Bristol-Myers Squibb Co. (d)                               --           --      230,000        6,578      230,000        6,578
   Merck & Co., Inc. (d)                                      --           --      134,000        6,191      134,000        6,191
   Pfizer Inc.                                           195,000        6,889           --           --      195,000        6,889
   Schering-Plough Corporation                           169,000        2,939      287,420        4,998      456,420        7,937
   Teva Pharmaceutical Industries Ltd. - ADR (b)          81,500        4,622           --           --       81,500        4,622
   Wyeth                                                  91,000        3,863           --           --       91,000        3,863

         Savings Institutions

   Charter One Financial, Inc.                           160,000        5,528           --           --      160,000        5,528
   Washington Mutual, Inc. (d)                                --           --      321,000       12,879      321,000       12,879

         Security & Commodity Brokers

   Raymond James Financial, Inc. (d)                          --           --      140,350        5,291      140,350        5,291
   T. Rowe Price Group, Inc. (d)                              --           --       89,200        4,229       89,200        4,229


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                   LKCM Strategic                 Transamerica
                                                    Total Return                 Value Balanced                Pro Forma Fund
                                               ----------------------        ---------------------         -----------------------
                                               Shares         Value          Shares        Value           Shares          Value
                                               -------       --------        -------      --------         -------        --------

         Telecommunications

   ALLTEL Corporation                          129,900       $  6,051         77,000      $  3,587         206,900        $  9,638
   Sprint Corporation (FON Group)                   --             --        541,080         8,885         541,080           8,885
   Verizon Communications, Inc. (d)            162,000          5,683         38,000         1,333         200,000           7,016

         U.S. Government Agencies

   Fannie Mae                                       --             --        170,000        12,760         170,000          12,760

         Variety Stores

   Wal-Mart Stores, Inc.                       112,000          5,942             --            --         112,000           5,942
                                                             --------                     --------                        --------

   TOTAL COMMON STOCKS
   (COST: $382,596)                                           298,290                      144,572                         442,862
                                                             --------                     --------                        --------


                                                      PRINCIPAL       VALUE     PRINCIPAL    VALUE       PRINCIPAL       VALUE
                                                      ---------       -----     ---------    -----       ---------       -----

SHORT-TERM OBLIGATIONS

   Investor's Bank & Trust Company (g)
      0.72% Repurchase Agreement dated
      12/31/2003 to be repurchased at $2,510
      on 01/02/2004                                     $2,509        $2,509        $--        $ --        $2,509        $2,509
                                                                      ------                                             ------

   TOTAL SHORT-TERM OBLIGATIONS
   (COST: $2,509)                                                      2,509                                              2,509
                                                                      ------                                             ------

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                            LKCM Strategic            Transamerica
                                                             Total Return            Value Balanced          Pro Forma Fund
                                                          --------------------    --------------------    --------------------
                                                          Principal     Value     Principal     Value     Principal     Value
                                                          ---------     ------    ---------     ------    ---------     ------

SECURITY LENDING COLLATERAL

         DEBT

         Bank Notes

   Credit Suisse First Boston (USA), Inc.
      1.14%, due 09/08/2004                                 $  101      $  101      $  127      $  127      $  228      $  228
   Fleet National Bank
      1.00%, due 01/21/2004                                    380         380         475         475         855         855
   National Bank of Commerce
      1.19%, due 04/21/2004                                    317         317         396         396         713         713

         Commercial Paper

   Compass Securitization - 144A
      1.08%, due 01/22/2004                                    190         190         237         237         427         427
   Delaware Funding Corporation
      1.08%, due 01/07/2004                                    126         126         158         158         284         284
   Falcon Asset Securitization Corporation - 144A
      1.09%, due 01/08/2004                                    190         190         237         237         427         427
      1.09%, due 01/13/2004                                    127         127         158         158         285         285
      1.08%, due 02/05/2004                                    253         253         316         316         569         569
   General Electric Capital Corporation
      1.09%, due 01/08/2004                                    316         316         395         395         711         711
      1.09%, due 01/09/2004                                    190         190         237         237         427         427
      1.08%, due 01/16/2004                                    252         252         315         315         567         567
   Govco Incorporated - 144A
      1.07%, due 02/05/2004                                    316         316         395         395         711         711
   Greyhawk Funding LLC - 144A
      1.09%, due 01/29/2004                                    316         316         395         395         711         711
      1.09%, due 02/06/2004                                    316         316         395         395         711         711
      1.10%, due 02/09/2004                                    185         185         231         231         416         416
   Jupiter Securitization Corporation - 144A
      1.08%, due 02/02/2004                                    316         316         395         395         711         711
   Liberty Street Funding Company - 144A
      1.08%, due 01/20/2004                                    190         190         237         237         427         427
   Preferred Receivables Funding - 144A
      1.09%, due 01/16/2004                                    367         367         459         459         826         826
      1.08%, due 02/17/2004                                    632         632         790         790       1,422       1,422
   Sheffield Receivables - 144A
      1.09%, due 01/21/2004                                    127         127         158         158         285         285

         Euro Dollar Overnight

   BNP Paribas SA
      0.97%, due 01/07/2004                                    633         633         792         792       1,425       1,425
   Credit Agricole Indosuez
      0.98%, due 01/02/2004                                     25          25          32          32          57          57
      1.08%, due 01/06/2004                                    241         241         301         301         542         542


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                          LKCM Strategic              Transamerica
                                                           Total Return              Value Balanced           Pro Forma Fund
                                                       ---------------------     ---------------------     ---------------------
                                                       Principal      Value      Principal      Value      Principal      Value
                                                       ---------      ------     ---------      ------     ---------      ------

      Euro Dollar Terms

Bank of Montreal
   1.06%, due 01/15/2004                                 $  124       $  124       $  155       $  155       $  279       $  279
   1.06%, due 02/17/2004                                    253          253          317          317          570          570
Bank of Scotland
   1.06%, due 04/02/2004                                    190          190          237          237          427          427
Citigroup Inc.
   1.10%, due 01/22/2004                                    190          190          237          237          427          427
   1.09%, due 02/06/2004                                    253          253          317          317          570          570
Credit Agricole Indosuez
   1.08%, due 01/28/2004                                    127          127          158          158          285          285
Den Danske Bank
   1.08%, due 01/20/2004                                    633          633          792          792        1,425        1,425
   1.02%, due 01/30/2004                                    317          317          396          396          713          713
Royal Bank of Canada
   1.05%, due 02/27/2004                                    633          633          792          792        1,425        1,425
Royal Bank of Scotland Group PLC (The)
   1.08%, due 01/09/2004                                    380          380          475          475          855          855
   1.08%, due 01/15/2004                                    127          127          158          158          285          285
   1.08%, due 01/20/2004                                     63           63           79           79          142          142
Svenska Handelsbanken AB
   1.09%, due 01/15/2004                                     63           63           79           79          142          142
Toronto-Dominion Bank (The)
   1.10%, due 01/08/2004                                    380          380          475          475          855          855
Wells Fargo & Company
   1.04%, due 01/30/2004                                    507          507          633          633        1,140        1,140

      Master Notes

Bear Stearns Companies Inc. (The)
   1.14%, due 06/10/2004                                    253          253          317          317          570          570
   1.14%, due 09/08/2004                                    380          380          475          475          855          855
Morgan Stanley
   1.05%, due 06/21/2004                                    608          608          760          760        1,368        1,368

      Medium Term Notes

Goldman Sachs Group, Inc. (The)
   1.02%, due 03/23/2004                                    634          634          792          792        1,426        1,426
Liberty Lighthouse Funding - 144A
   1.14%, due 01/15/2004                                    190          190          237          237          427          427

      Repurchase Agreements (c)

Credit Suisse First Boston (USA), Inc.
   1.04%, Repurchase Agreement dated 12/31/2003
   to be repurchased at $3,336 on 01/02/2004              1,483        1,483        1,853        1,853        3,336        3,336
Merrill Lynch & Co., Inc.
   1.04%, Repurchase Agreement dated 12/31/2003
   to be repurchased at $4,534 on 01/02/2004              2,016        2,016        2,518        2,518        4,534        4,534
Morgan Stanley
   1.11%, Repurchase Agreement dated 12/31/2003
   to be repurchased at $2,709 on 01/02/2004              1,205        1,205        1,504        1,504        2,709        2,709


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                         LKCM Strategic              Transamerica
                                                          Total Return              Value Balanced            Pro Forma Fund
                                                     ----------------------     ----------------------     ----------------------
                                                      Shares         Value       Shares        Value        Shares         Value
                                                     ---------     --------     ---------     --------     ---------     --------

         INVESTMENT COMPANIES

         Money Market Funds

   American AAdvantage Select Fund
      1-day yield of 1.00%                             310,749     $    311       388,300     $    388       699,049     $    699
   Merrill Lynch Premier Institutional Fund
      1-day yield of 1.04%                             758,716          759       948,064          948     1,706,780        1,707
   Merrimac Cash Series Fund - Premium Class
      1-day yield of 0.98%                           3,299,149        3,299     4,122,496        4,122     7,421,645        7,421
                                                                   --------                   --------                   --------

   TOTAL SECURITY LENDING COLLATERAL
   (COST: $48,329)                                                   21,484                     26,845                     48,329
                                                                   --------                   --------                   --------

   TOTAL INVESTMENT SECURITIES
   (COST: $557,368)                                                $356,441                   $262,044                    618,485
                                                                   ========                   ========                   ========


                                             Contracts (e)    Value       Contracts (e)     Value       Contracts (e)      Value
                                             -------------    -----       -------------     -----       -------------      -----

WRITTEN OPTIONS

         Covered Call Options (-0.7%)

   American International Group, Inc.
      Call Strike $70.00,
      Expires 01/17/2004                           --          $ --            350          $  (5)            350          $  (5)
   Cox Communications Inc - Class A
      Call Strike $40.00,
      Expires 01/17/2004                           --            --            400             (2)            400             (2)
   FedEx Corporation
      Call Strike $60.00,
      Expires 01/17/2004                           --            --            104            (80)            104            (80)
   FleetBoston Financial Corporation
      Call Strike $45.00,
      Expires 01/22/2005                           --            --          3,800           (969)          3,800           (969)
   Intel Corporation
      Call Strike $30.00,
      Expires 01/17/2004                           --            --            325            (74)            325            (74)
   Intel Corporation
      Call Strike $40.00,
      Expires 07/17/2004                           --            --          1,000            (65)          1,000            (65)
   John Hancock Financial Services, Inc.
      Call Strike $40.00,
      Expires 01/17/2004                           --            --            350             (4)            350             (4)
   John Hancock Financial Services, Inc.
      Call Strike $40.00,
      Expires 06/19/2004                           --            --            272            (22)            272            (22)
   Louisiana-Pacific Corporation
      Call Stike $20.00,
      Expires 05/22/2004                           --            --            400            (31)            400            (31)
   Merck & Co., Inc.
      Call Strike $75.00,
      Expires 01/17/2004                           --            --            350             (2)            350             (2)
   Raymond James Financial, Inc.
      Call Strike $40.00,
      Expires 02/21/2004                           --            --            653            (37)            653            (37)
   Raymond James Financial, Inc.
      Call Strike $40.00,
      Expires 05/22/2004                           --            --            100            (16)            100            (16)
   St. Paul Companies, Inc. (The)
      Call Strike $40.00,
      Expires 04/19/2003                           --            --            200            (31)            200            (31)


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                 LKCM Strategic                Transamerica
                                                  Total Return                Value Balanced               Pro Forma Fund
                                             ----------------------       ---------------------       ------------------------
                                             Contracts (e)    Value       Contracts (e)   Value       Contracts (e)      Value
                                             -------------    -----       -------------   -----       -------------      -----

   St. Paul Companies, Inc. (The)
      Call Strike $40.00,
      Expires 04/17/2004                           --        $ --            150          $ (23)            150          $ (23)
   T. Rowe Price Group, Inc.
      Call Strike $40.00,
      Expires 01/17/2004                           --          --            192           (142)            192           (142)
   T. Rowe Price Group, Inc.
      Call Strike $40.00,
      Expires 04/17/2004                           --          --            500           (200)            500           (200)
   Verizon Communications, Inc.
      Call Strike $50.00,
      Expires 01/17/2004                           --          --            380             (2)            380             (2)
   Washington Mutual, Inc.
      Call Strike $45.00,
      Expires 01/17/2004                           --          --            310             (1)            310             (1)
   Wells Fargo & Company
      Call Strike $60.00,
      Expires 07/17/2004                           --          --            210            (41)            210            (41)

         Put Options (-0.5%)

   ALLTEL Corporation
      Put Strike $40.00,
      Expires 01/17/2004                           --          --            650             (3)            650             (3)
   Altria Group, Inc.
      Put Strike $30.00,
      Expires 01/22/2005                           --          --            900            (40)            900            (40)
   Bank of America Corporation
      Put Strike $65.00,
      Expires 01/22/2005                           --          --            200            (37)            200            (37)
   Bank of America Corporation
      Put Strike $65.00,
      Expires 05/22/2004                           --          --            800            (28)            800            (28)
   Bristol-Myers Squibb Co.
      Put Strike $22.50,
      Expires 03/20/2004                           --          --            710             (7)            710             (7)
   ChevronTexaco Corporation
      Put Strike $60.00,
      Expires 01/22/2005                           --          --            160             (8)            160             (8)
   ChevronTexaco Corporation
      Put Strike $75.00,
      Expires 06/19/2004                           --          --            120            (10)            120            (10)
   Disney (Walt) Company (The)
      Put Strike $15.00,
      Expires 01/17/2004                           --          --          1,000             (5)          1,000             (5)
   Dominion Resources, Inc.
      Put Strike $50.00,
      Expires 01/22/2005                           --          --            635            (62)            635            (62)
   du Pont (E.I.) de Nemours and Company
      Put Strike $35.00,
      Expires 01/22/2005                           --          --            300            (24)            300            (24)
   Duke Energy Corporation
      Put Strike $12.50,
      Expires 01/17/2004                           --          --          2,600            (13)          2,600            (13)
   Duke Energy Corporation
      Put Strike $17.50,
      Expires 04/17/2004                           --          --          1,000            (32)          1,000            (32)
   Exxon Mobil Corporation
      Put Strike $35.00,
      Expires 04/17/2004                           --          --            370             (5)            370             (5)


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                   LKCM Strategic                Transamerica
                                                    Total Return                Value Balanced                 Pro Forma Fund
                                               ----------------------        ---------------------         ----------------------
                                               Contracts (e)    Value        Contracts (e)   Value         Contracts (e)    Value
                                               -------------    -----        -------------   -----         -------------    -----

   Fannie Mae
      Put Strike $70.00,
      Expires 01/17/2004                            --          $ --            500          $ (11)            500          $ (11)
   Fannie Mae
      Put Strike $60.00,
      Expires 01/22/2005                            --            --            250            (52)            250            (52)
   FleetBoston Financial Corporation
      Put Strike $20.00,
      Expires 01/17/2004                            --            --          1,100             (6)          1,100             (6)
   Heinz (H.J.) Company
      Put Strike $40.00,
      Expires 01/17/2004                            --            --            800            (20)            800            (20)
   Kimberly-Clark Corporation
      Put Strike $45.00,
      Expires 01/22/2005                            --            --            800            (48)            800            (48)
   Merck & Co., Inc.
      Put Strike $40.00,
      Expires 04/17/2004                            --            --            600            (21)            600            (21)
   Merck & Co., Inc.
      Put Strike $45.00,
      Expires 04/17/2004                            --            --            300            (49)            300            (49)
   Microsoft Corporation
      Put Strike $22.50,
      Expires 01/17/2004                            --            --          1,200             (6)          1,200             (6)
   Microsoft Corporation
      Put Strike $25.00,
      Expires 04/17/2004                            --            --            820            (41)            820            (41)
   Microsoft Corporation
      Put Strike $25.00,
      Expires 07/17/2004                            --            --             50             (4)             50             (4)
   Microsoft Corporation
      Put Strike $15.00,
      Expires 01/22/2005                            --            --            600             (6)            600             (6)
   Plum Creek Timber Company, Inc.
      Put Strike $22.50,
      Expires 05/22/2004                            --            --            700            (17)            700            (17)
   Sara Lee Corporation
      Put Strike $20.00,
      Expires 07/17/2004                            --            --             40             (3)             40             (3)
   Sara Lee Corporation
      Put Strike $15.00,
      Expires 01/22/2005                            --            --          1,865            (93)          1,865            (93)
   Schering -Plough Corporation
      Put Strike $20.00,
      Expires 01/17/2004                            --            --            575           (151)            575           (151)
   Schering-Plough Corporation
      Put Strike $12.50,
      Expires 05/22/2004                            --            --            350             (4)            350             (4)
   Schlumberger Limited
      Put Strike $40.00,
      Expires 01/17/2004                            --            --            801             (4)            801             (4)
   Schlumberger Limited
      Put Strike $45.00,
      Expires 02/21/2004                            --            --            800            (12)            800            (12)
   Sprint Corporation (FON Group)
      Put Strike $15.00,
      Expires 01/17/2004                            --            --          1,300            (20)          1,300            (20)


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                               LKCM Strategic                 Transamerica
                                                Total Return                 Value Balanced                Pro Forma Fund
                                          --------------------------    --------------------------    -------------------------
                                          Contracts (e)      Value      Contracts (e)     Value       Contracts (e)     Value
                                          -------------    ---------    -------------    ---------    -------------    --------

   Time Warner Inc.
      Put Strike $7.50,
      Expires 01/17/2004                        --         $      --          2,000      $     (10)         2,000      $     (10)
   Time Warner Inc.
      Put Strike $10.00,
      Expires 01/17/2004                        --                --          1,400             (7)         1,400             (7)
   Time Warner Inc.
      Put Strike $12.50,
      Expires 01/22/2005                        --                --            740            (20)           740            (20)
   Union Pacific Corporation
      Put Strike $60.00,
      Expires 02/21/2004                        --                --            675             (7)           675             (7)
   Verizon Communications, Inc.
      Put Strike $40.00,
      Expires 01/17/2004                        --                --            400           (212)           400           (212)
   Wilmington Trust Corporation
      Put Strike $30.00,
      Expires 05/22/2004                        --                --          1,700            (38)         1,700            (38)
   Wilmington Trust Corporation
      Put Strike $32.50,
      Expires 05/22/2004                        --                --            300            (16)           300            (16)
                                                           ---------                     ---------                     ---------

   TOTAL WRITTEN OPTIONS
   (PREMIUM: $7,250)                                              --                        (2,899)                       (2,899)
                                                           ---------                     ---------                     ---------

SUMMARY:

   INVESTMENTS, AT VALUE                     106.6%        $ 356,441          105.0%     $ 262,044          105.9%       618,485
   WRITTEN OPTIONS                              --                --           -1.2%        (2,899)          -0.5%        (2,899)
   LIABILITIES IN EXCESS OF OTHER ASSETS      -6.6%          (22,223)          -3.8%        (9,499)          -5.4%       (31,722)
                                             -----         ---------      ---------      ---------      ---------      ---------

   NET ASSETS                                100.0%        $ 334,218          100.0%     $ 249,646          100.0%     $ 583,864
                                             =====         =========      =========      =========      =========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)      No dividends were paid during the preceding twelve months.

(b) At December 31, 2003, all or a portion of this security is on loan (see Note 1). The value at December 31, 2003, of all securities on loan is $46,706.

(c) Cash collateral for the Repurchase Agreements, valued at $10,786, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 04/01/2004 - 03/01/2043, respectively.

(d) At December 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at December 31, 2003, is $50,160.

(e)      Contract Amounts are not in thousands.

(f) Securities are stepbonds. CS First Boston - 144A, has a coupon rate 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury rate + 200BP, if not called.

(g) At December 31, 2003, repurchase agreements are collateralized by $2,499 Small Business Administration Pool - 506370 (4.625%, due 09/25/2016) with a market value and accrued interest of $2,635.

DEFINITIONS:

ADR    American Depositary Receipt

PHONES Participation Hybrid Option Note Exchangeable Securities

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                         LKCM        Transamerica                     Consolidated
                                                                       Strategic         Value                          Pro Forma
                                                                     Total Return      Balanced      Adjustments          Fund
                                                                     ------------    ------------    -----------      ------------

ASSETS:

    Investments securities, at value (cost $557,368)
       (including $46,706 of securities loaned)                        $ 356,441       $ 262,044       $   --          $ 618,485
    Cash                                                                      50          15,892           --             15,942
    Receivables:
         Interest                                                            306           1,102           --              1,408
         Dividends                                                           366             533           --                899
    Other                                                                     22              26           --                 48
                                                                       ---------       ---------       ------          ---------
                                                                         357,185         279,597           --            636,782
                                                                       ---------       ---------       ------          ---------

LIABILITIES:

    Investment securities purchased                                        1,206              --           --              1,206
    Accounts payable and accrued liabilities:
         Management and advisory fees                                        236             167           --                403
   Payable for securities on loan                                         21,484          26,845           --             48,329
   Written options (premium: $7,250)                                          --           2,899           --              2,899
   Other                                                                      41              40           --                 81
                                                                       ---------       ---------       ------          ---------
                                                                          22,967          29,951           --             52,918
                                                                       ---------       ---------       ------          ---------
NET ASSETS                                                             $ 334,218       $ 249,646       $   --          $ 583,864
                                                                       =========       =========       ======          =========

NET ASSETS CONSIST OF:

    Capital stock, 150,000 shares authorized ($ .01 par value)         $     224       $     201       $   45 (a)      $     470
    Additional paid-in capital                                           280,852         254,357          (45)(a)        535,164
    Undistributed net investment income (loss)                             4,755           6,374           --             11,129
    Accumulated net realized gain (loss) from investment
         securities and written option contracts                           1,318         (29,685)          --            (28,367)
    Net unrealized appreciation (depreciation) on:
         Investment securities                                            47,069          14,048           --             61,117
         Written option contracts                                             --           4,351           --              4,351
                                                                       ---------       ---------       ------          ---------

NET ASSETS                                                             $ 334,218       $ 249,646       $   --          $ 583,864
                                                                       =========       =========       ======          =========

SHARES OUTSTANDING:
    Initial Class                                                         22,379          20,077        4,530 (a)         46,986
    Service Class                                                             18              36            4 (a)             58

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
    Initial Class                                                      $   14.92       $   12.41           --          $   12.41
    Service Class                                                          15.27           12.74           --              12.74


Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                               LKCM            Transamerica                         Consolidated
                                                             Strategic             Value                             Pro Forma
                                                           Total Return          Balanced        Adjustments           Fund
                                                           ------------        ------------      -----------        ------------

INVESTMENT INCOME:

       Interest                                             $   2,311           $   4,321           $      --           $   6,632
       Dividends                                                5,146               3,949                  --               9,095
       Income from loaned securities - net                         24                  67                  --                  91
           Less withholding taxes on foreign dividends            (32)                 --                  --                 (32)
                                                            ---------           ---------           ---------           ---------
                                                                7,449               8,337                  --              15,786
                                                            ---------           ---------           ---------           ---------

EXPENSES:

       Management and advisory fees                             2,523               1,786                (135) (b)          4,174
       Transfer agent fees                                          3                   3                  --                   6
       Printing and shareholder reports                            80                  82                  --                 162
       Custody fees                                                33                  39                  (7) (c)             65
       Administration fees                                         21                  25                 (21) (d)             25
       Legal fees                                                   4                   3                  --                   7
       Auditing and accounting fees                                10                  12                 (10) (e)             12
       Directors fees                                              12                   9                  --                  21
       Other                                                        7                   5                                      12
       Distribution and service fees:
         Initial class                                             --                  --                  --                  --
         Service class                                             --                  --                  --                  --
                                                            ---------           ---------           ---------           ---------
           Total Expenses                                       2,693               1,964                (173)              4,484
                                                            ---------           ---------           ---------           ---------
NET INVESTMENT INCOME (LOSS)                                    4,756               6,373                 173              11,302
                                                            ---------           ---------           ---------           ---------

NET REALIZED GAIN (LOSS) FROM:
       Investment securities                                    7,908              (3,993)                 --               3,915
       Written option contracts                                    --               1,617                  --               1,617
                                                            ---------           ---------           ---------           ---------
                                                                7,908              (2,376)                 --               5,532

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION
       (DEPRECIATION) ON:
       Investment securities                                   52,215              34,321                  --              86,536
       Written option contracts                                    --               5,794                  --               5,794
                                                            ---------           ---------           ---------           ---------
                                                               52,215              40,115                  --              92,330
                                                            ---------           ---------           ---------           ---------

NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
      WRITTEN OPTION CONTRACTS                                 60,123              37,739                  --              97,862
                                                            ---------           ---------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                       $  64,879           $  44,112           $     173           $ 109,164
                                                            =========           =========           =========           =========

Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)
(unaudited)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of LKCM Strategic Total Return (the "Fund") to Transamerica Value Balanced (the "Acquiring Fund") in exchange for the initial and service class shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, fee and expense structure, and sub-advisor/fund manager would all remain in tact with the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the initial and service class shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The merger would be accomplished by an acquisition of the net assets of the Fund in exchange for the initial and service class shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on December 31, 2003. The unaudited Pro Forma Statement of Operations has been prepared as though the acquisition had been effective January 1, 2003 to report operations for the twelve months ended December 31, 2003.

The accompanying Pro Forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated December 31, 2003.

NOTE 2  - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate management and advisory fees using the proposed advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)      To remove duplicate Custody fees.

(d)      To remove duplicate Administration fees.

(e)      To remove duplicate Auditing and accounting fees.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

REORGANIZATION BETWEEN LKCM STRATEGIC TOTAL RETURN
AND TRANSAMERICA VALUE BALANCED
PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)
(unaudited)

NOTE 3  -  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser for the Acquiring Fund. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Acquiring Fund's administrator and transfer agent. AFSG Securities Corporation ("AFSG") is the Acquiring Fund's distributor/principal underwriter. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. WRL and AUSA are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund, and will be the subadvisor of the Pro Forma Fund.

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

         0.75% of ANA

If the reorganization is approved, the Acquiring Fund will pay management fees to ATFA based on ANA at the following breakpoints:

         0.75% of the first $750 million of ANA
         0.70% of the next $250 million of ANA
         0.60% of ANA over $1 billion.

ATFA currently voluntarily waives its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

         1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreed to by the adviser within the succeeding three years, the Acquiring Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                     PART C

                                OTHER INFORMATION

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties

Article VI of the Registrant's Bylaws provides in relevant part as follows:

     Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

Item 16. Exhibits

(1) Articles of Incorporation and all amendments are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post Effective Amendment No. 23 as filed with the SEC on April 19, 1996.

(2) Bylaws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 25 as filed with the SEC on October 17, 1996.

(3)  Not Applicable

(4) Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)  See Exhibits 1 and 2

(6) (a) Investment Advisory Agreement incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 53 as filed with the SEC on August 16, 2002.
     (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 36, as filed with the SEC on April 27, 1999.

(7) Distribution Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 36 as filed with the SEC on April 27, 1999.

(8) Directors' Deferred Compensation Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-507), Post-Effective Amendment No. 23 as filed with the SEC on April 19, 1996.

(9) Form of Custodian Agreement with Investors Bank & Trust Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.

(10) (a) Brokerage Enhancement Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 53 as filed with the SEC on August 16, 2002.

     (b) Distribution Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 29 as filed with the SEC on June 30, 1997.

     (c) Expense Limitation Agreement is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-14 (File No. 333-102678), as filed with the SEC on January 23, 2003.

(11) Opinion of Counsel is filed herewith.

(12) Opinion and Consent of Counsel supporting tax matters and consequences (to be filed by amendment).

(13) Administrative Services Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.

(14) Consent of Independent Certified Public Accountants is filed herewith.

(15) Not Applicable

(16) Powers of Attorney for the Registrant are incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-14 (File No. 333-102678), as filed with the SEC on January 23, 2003.

(17) (a) Form of Voting Instruction Form is filed herewith.

     (b) The Registrant's Annual Report, dated December 31, 2003 is incorporated herein by reference.

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Petersburg and state of Florida on the 3rd day of March, 2004.

                                       AEGON/TRANSAMERICA SERIES FUND, INC.

                                       By: /s/ Brian C. Scott
                                           ________________________________
                                           Brian C. Scott*
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                                Title                                           Date
             ---------                                -----                                           ----
/s/ Brian C. Scott                      President and Chief Executive Officer                  March 3, 2004
------------------------------
Brian C. Scott

/s/ Peter R. Brown                         Director and Chairman                               March 3, 2004
------------------------------
Peter R. Brown*

/s/ Daniel Calabria                                 Director                                   March 3, 2004
------------------------------
Daniel Calabria*

/s/ Janice B. Case                                  Director                                   March 3, 2004
------------------------------
Janice B. Case*

/s/ Charles C. Harris                               Director                                   March 3, 2004
------------------------------
Charles C. Harris*

/s/ Leo J. Hill                                     Director                                   March 3, 2004
------------------------------
Leo J. Hill*

/s/ Russell A. Kimball, Jr.                         Director                                   March 3, 2004
------------------------------
Russell A. Kimball, Jr.*

/s/ Thomas P. O'Neill                               Director                                   March 3, 2004
------------------------------
Thomas P. O'Neill*

/s/ William W. Short Jr.                            Director & Vice Chairman                   March 3, 2004
------------------------------
William W. Short, Jr.*

/s/ John K. Carter                                                                             March 3, 2004
------------------------------
*/ John K. Carter
as Attorney in Fact

                                  EXHIBIT INDEX

16.   (11)    Opinion of Counsel

16.   (14)    Consent of Independent Certified Public Accountants

16.   (17)    Form of Voting Instruction Form